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                                                                  EXHIBIT 10.9

                                AMENDMENT NO. 1
                         dated as of December 29, 1995
                                       to
                          LOAN AND SECURITY AGREEMENT
                           dated as of March 31, 1995


     THIS AMENDMENT NO. 1 dated as of December 29, 1995 is made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK OF GEORGIA, N.A., a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), SHAWMUT CAPITAL CORPORATION, a Delaware corporation (SCC), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK OF GEORGIA, N.A., as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).


                             Preliminary Statements

     The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995 (as heretofore amended, the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

     The Borrowers have requested certain modifications to the arrangements evidenced by the Agency Account Agreement to which The First National Bank of Chicago is a party, an increase in the amount of the Letter of Credit Facility and certain other modifications, and the Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendment to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 hereof, by







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     (a) amending Section 1.1 Definitions thereof by

     (i) amending the definition "Interest Period" by deleting therefrom the phrase "one, two, three or six months" and substituting therefor the phrase "one, two, three, six, nine or twelve months";

     (ii) amending the definition "Letter of Credit Facility" by deleting the figure "$20,000,000" appearing therein and substituting therefor the figure "$25,000,000"; and

     (iii) amending subsection (n) of the definition "Eligible Receivables" by adding at the end thereof the following additional clause:

     PROVIDED, that Receivables outstanding under contracts between ProSource and Army & Air Force Exchange Services ("AAFES") up to an amount equal to $5,000,000 at any time under all such contracts in the aggregate, shall not be deemed ineligible by reason of this subparagraph herein so long as AAFES shall have acknowledged and agreed, in writing with form and substance satisfactory to the Administrative Agent, appropriate payment instructions for all invoices from ProSource and that it will not accept any change in such payment instructions without the prior written consent of the Administrative Agent.

     (b) amending Section 1.2 Other Referential Provisions and Rules of Construction by amending subsection (j) thereof in its entirety to read as follows:

          (j) The terms "accounts", "chattel paper", "documents", "equipment", "instruments", "general intangibles", "inventory", "proceeds", "cash proceeds" and "non-cash proceeds" as and when used (without being capitalized) in the Loan Documents, shall have the respective meanings given such terms in the Uniform Commercial Code.

     (c) amending Section 5.8 Duration of Interest Periods, etc., by amending subsection (d) thereof in its entirety to read as follows:

          (d) In no event shall there be (i) more than nine Eurodollar Rate Loans outstanding hereunder at any time or (ii) Eurodollar Rate Loans to which Interest Periods longer than six months are applicable outstanding in an aggregate principal amount greater than $100,000,000. For the purpose of this SUBSECTION (d), each Eurodollar Rate Revolving Credit Loan and each Eurodollar Rate Term Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

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     (d) amending Section 9.1 Collection of Receivables by (i) inserting in subsection (b) thereof between the word "shall" and the phrase "cause all collected balances" appearing therein, the phrase ", subject to the provisions of SECTION 9.1(c),", (ii) redesignating subsection (c) thereof as subsection (d) and (iii) inserting therein a new subsection (c) to read as follows:

          (c) Pursuant to any Agency Account Agreement, the Administrative Agent may permit the Borrowers (or any of them) to initiate withdrawals from the Agency Account subject to such Agency Account Agreement, PROVIDED that such Agency Account Agreement shall also specifically provide that any withdrawal or withdrawal right on the part of the Borrowers (or any of them) is expressly subject to the prior written consent of the Administrative Agent and that, once given, any such consent may be revoked on not more than five days' written notice from the Administrative Agent to the Clearing Bank party to such Agency Account Agreement.

     (e) Amending Section 11-1(d) Annual Budgets by deleting therefrom the phrase "30 days' prior" and substituting therefor the phrase "30 days after";

     (f) amending Section 16.11 Amendments by amending subsection (b)(ii) thereof in its entirety to read as follows:

          (ii) (x) no Collateral having an aggregate value greater than $250,000 shall be released by the Administrative Agent in any 12-month period other than as specifically permitted in this Agreement (including, without being limited to, pursuant to SECTION 9.1(c)) or the Security Documents, nor shall any Collateral be released at a time when the Administrative Agent is entitled to exercise remedies hereunder upon default, nor shall any Borrower or the Parent be released from its liability for the Secured Obligations, PROVIDED that, in respect of property leased by a Borrower from a third party lessor (other than a Borrower or Affiliate of a Borrower), confirmation by the Administrative Agent to the lessor of such property or to any Person claiming an interest in such property through such lessor that, except to the extent of the interest of the lessee therein, the Administrative Agent, for itself and the Lenders, claims no interest in such property under lease, shall not be deemed to be a "release" of Collateral,

     Section 2. Effectiveness of Amendment. This Amendment shall become effective as of March 31, 1995 upon receipt by the Administrative Agent of at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and each Lender.

     Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this

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Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 4. Counterpart Execution; Governing Law.

     (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWERS:

                                    PROSOURCE SERVICES CORPORATION
[Corporate Seal]

Attest:                             By: /s/ William F. Evans
                                       ------------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   --------------------------------
   Paul A. Garcia de Quevedo
   Secretary



                                    BROMAR SERVICES, INC.
[Corporate Seal]

Attest:                             By: /s/ William F. Evans
                                       ------------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   --------------------------------
   Paul A. Garcia de Quevedo
   Secretary



                                    PROSOURCE DISTRIBUTION SERVICES
[Corporate Seal]                     LIMITED

Attest:                             By: /s/ William F. Evans
                                       ------------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   --------------------------------
   Paul A. Garcia de Quevedo
   Secretary

                (Signatures continued on following three pages)

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                                    ADMINISTRATIVE AGENT:

                                    NATIONSBANK OF GEORGIA, N.A.,


                                    By: /s/ John W. Getz
                                       ------------------------------
                                       John W. Getz
                                       Senior Vice President


                                    CO-AGENTS AND LENDERS:

                                    NATIONSBANK OF GEORGIA, N.A.,
                                     as a Lender and Co-Agent


                                    By: /s/ John W. Getz
                                       ------------------------------
                                       John W. Getz
                                       Senior Vice President


                                    THE FIRST NATIONAL BANK OF BOSTON,
                                     as a Lender and Co-Agent


                                    By: /s/ William C. Purinton
                                       ------------------------------
                                       William C. Purinton
                                       Vice President


                                    SHAWMUT CAPITAL CORPORATION
                                     as a Lender and Co-Agent


                                    By: /s/ Elizabeth L. Waller
                                       ------------------------------
                                       Name:  Elizabeth L. Waller
                                       Title: Vice President

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                                    THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                    By: /s/ Frank F. Sandler
                                       ------------------------------
                                       Frank F. Sandler
                                       Relationship Manager


                                    By: /s/ Stephen Hart
                                       ------------------------------
                                       Stephen Hart
                                       Vice President


                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                     as a Lender


                                    By: /s/ Charles A. Burtch
                                       ------------------------------
                                       Charles A. Burtch
                                       Executive Vice President


                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as a Lender


                                    By: /s/ Michael Lapresi
                                       ------------------------------
                                       Michael Lapresi
                                       Vice President


                                    HELLER FINANCIAL, INC.,
                                     as a Lender


                                    By: /s/ Dennis Baelis
                                       ------------------------------
                                       Name:  Dennis Baelis
                                       Title: VP


                                    SANWA BUSINESS CREDIT CORPORATION
                                     as a Lender


                                    By: /s/ Peter L. Skavla
                                       ------------------------------
                                       Name:  Peter L. Skavla
                                       Title: Vice President

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                                    NATIONAL CITY COMMERCIAL FINANCE,
                                     INC., as a Lender


                                    By: /s/ Lee K. Mosby
                                       ------------------------------
                                       Name:  Lee K. Mosby
                                       Title: Vice President


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